EATON VANCE INTERNATIONAL SMALL-CAP FUND

Supplement to Summary Prospectus and Prospectus dated April 1, 2021

EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

EATON VANCE STOCK FUND

EATON VANCE TAX-MANAGED GROWTH FUND 1.1

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to Summary Prospectuses and Prospectuses dated May 1, 2021

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

Supplement to Summary Prospectuses and Prospectus dated July 1, 2021

EATON VANCE FOCUSED GLOBAL OPPORTUNITIES FUND

Supplement to Summary Prospectus and Prospectus dated April 1, 2021, as revised December 14, 2021

EATON VANCE GREATER CHINA GROWTH FUND

EATON VANCE RICHARD BERNSTEIN ALL ASSET STRATEGY FUND

EATON VANCE RICHARD BERNSTEIN EQUITY STRATEGY FUND

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Summary Prospectuses and Prospectuses dated January 1, 2022

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to Summary Prospectuses and Prospectus dated February 1, 2022

EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

EATON VANCE GLOBAL INCOME BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Summary Prospectuses and Prospectuses dated March 1, 2022

EATON VANCE GREATER INDIA FUND

Supplement to Summary Prospectus and Prospectus dated May 1, 2022, as revised March 8, 2022

(each, a “Fund” and collectively, the “Funds”)

The following changes are effective April 29, 2022:

•	The front-end sales charge payable upon purchase of Class A shares is reduced to a maximum of 5.25%;
•	The time period within which a contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more is reduced from 18 months to 12 months;
•	The minimum initial purchase of Class I shares is increased from $250,000 to $1,000,000; and
•	The minimum initial purchase of Class R6 shares is increased from $1,000,000 to $5,000,000.

The following disclosure updates to reflect the Class A changes above and certain other matters described below are effective April 29, 2022. The Funds intend to further update their Summary Prospectuses and Prospectuses on or about April 29, 2022 to reflect the various changes above, including to include an updated expense example and performance information in light of the change in the Class A sales charge.

1.	The following amendments apply to those Funds with Class A shares:

a.     The following replaces the “Class A” column in the “Shareholder Fees” table under “Fees and Expenses of the Fund” in “Fund Summaries”:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

b.      The following replaces the corresponding paragraph under “Choosing a Share Class” in “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

c.     The following replaces the table under “Class A Front-End Sales Charge” in “Sales Charges”:

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

d.     The following replaces the corresponding paragraph under “Contingent Deferred Sales Charge” in “Sales Charges” (to the extent each such share class is available):

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

2.	The following replaces the first paragraph in “Valuing Shares“:

You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Eaton Vance believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

3.	The following replaces the footnote under “Distributions” in “Shareholder Account Features”:
*	If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with a Fund’s transfer agent, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

March 16, 2022	40434 3.16.22